Exhibit 99.3

STAAR Surgical Company
GAAP Reconciliation Tables
(in 000's)
Unaudited

	Three Months Ended
	July 2,	July 3,
	2010	2009	$ Change	% Change
Adjusted cash used in operating activities
Net cash provided by (used in) operating activities - as reported	$(3,698)	$286	$(3,984)	-1393.0%
Legal settlement payment	(4,000)	-	$(4,000)	100.0%
Adjusted net cash provided by operating activities	$302	$286	$16	5.6%

					Q2 2010 vs. Q2 2009
	Three Months Ended 7/2/2010				As Reported		Ex-Currency
Sales in constant currency	As Reported	Effect of Currency	Ex-Currency	Three Months Ended 7/3/2009**	$ Change	% Change	$ Change	% Change
US	$3,810	$-	$3,810	4,116	(306)	-7%	(306)	-7%
International	9,829	258	9,571	9,042	787	9%	529	6%
Total	13,639	258	13,381	13,158	481	4%	223	2%

	Six Months Ended 7/2/2010				As Reported		Ex-Currency
Sales in constant currency	As Reported	Effect of Currency	Ex-Currency	Six Months Ended 7/3/2009**	$ Change	% Change	$ Change	% Change
US	$7,832	$-	$7,832	8,312	(480)	-6%	(480)	-6%
International	19,585	487	19,098	17,004	2,581	15%	2,094	12%
Total	$27,417	$487	$26,930	25,316	2,101	8%	1,614	6%

**Note: Prior year results of operations have been adjusted to reflect the discontinued operations of the Company's German subsidiary, Domilens, which was sold on March 2, 2010.

	Three Months Ended				Six Months Ended
	July 2,	July 3,			July 2,	July 3,
	2010	2009	$ Change	% Change	2010	2009	$ Change	% Change
Adjusted operating expenses
Total operating expenses as reported	$9,478	$8,988	490	5.5%	$18,231	$18,506	$(275)	-1.5%
Executive severance charge	700	-	700	100.0%	700	-	$700	100.0%
Adjusted total operating expenses without severance	$8,778	$8,988	(210)	-2.3%	$17,531	$18,506	$(975)	-5.3%

	Three Months Ended				Six Months Ended
	July 2,	July 3,			July 2,	July 3,
	2010	2009	$ Change	% Change	2010	2009	$ Change	% Change
Adjusted operating loss
Total operating loss as reported	$(799)	$(1,017)	218	-21.4%	$(723)	$(2,880)	$2,157	-74.9%
Executive severance charge	700	-	700	100.0%	700	-	$700	100.0%
Adjusted operating loss without severance	$(99)	$(1,017)	918	-90.3%	$(23)	$(2,880)	$2,857	-99.2%

	Three Months Ended				Six Months Ended
	July 2,	July 3,			July 2,	July 3,
	2010	2009	$ Change	% Change	2010	2009	$ Change	% Change
Adjusted loss from continuing operations
Total loss from continuing operations as reported	$(1,628)	$(1,369)	(259)	18.9%	$(2,264)	$(3,598)	$1,334	-37.1%
Executive severance charge	(700)	-	(700)	100.0%	(700)	-	$(700)	100.0%
Loss on early extinguishment of note payable	(267)	-	(267)	100.0%	(267)	-	$(267)	100.0%
Adjusted loss from continuing operations without severance and loss on early extinguishment of note payable	$(661)	$(1,369)	708	-51.7%	$(1,297)	$(3,598)	$2,301	-64.0%

STAAR SURGICAL

(NASDAQ: STAA)

Cataract IOLs



August BMO Tenth Annual Healthcare Conference
August 5, 2010

Refractive ICLs



FORWARD-LOOKING STATEMENTS

All statements in this presentation that are not statements of historical fact are forward-looking statements, including any projections of earnings, revenue, profit margin, cash or other financial items, any statements of the plans, strategies, and objectives of management for future operations, any statements regarding expectations for success of the ICL or other products in U.S. or international markets, any statements concerning proposed new products and government approval of new products, services or developments, any statements regarding future economic conditions or performance, the size of market opportunities statements of belief and any statements of assumptions underlying any of the foregoing. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements.

The risks and uncertainties include our limited capital resources and limited access to financing, the broad discretion of the FDA in approving any medical device and the inherent uncertainty that new devices will be approved, the likelihood of administrative delays, the need in certain future FDA submissions to satisfy additional and potentially costly requirements such as third party audits, the negative effect of the global recession on sales of products, especially products such as the ICL used in non-reimbursed elective procedures, the challenge of managing our foreign subsidiaries, the risk that sales of our newly introduced products may not restore profitability to our U.S. IOL product line, the willingness of surgeons and patients to adopt a new product and procedure, and the potential effect of recent negative publicity about LASIK on the demand for refractive surgery in general in the U.S., and the other factors discussed under the heading "Risk Factors" in our Annual Report on Form 10-K filed with the SEC on April 1, 2010. STAAR assumes no obligation to update its forward-looking statements to reflect future events or actual outcomes and does not intend to do so.

STAAR SURGICAL

STAAR Investment Considerations

- Two Large Market Opportunities
- Two Differentiated Product Lines
- Strong Barriers to Enter
- Strong Balance Sheet
- Generating Growth and Expected Profitability in 2010

STAAR Surgical

(NASDAQ: STAA)

- Surgical Technology And Applied Research
- Leaders of Innovative Ophthalmic Devices
  - Foldable Intraocular Lens (IOL)
  - Collamer® Material
  - Toric IOL
  - IOL Delivery Systems (Preloaded, small incisions)
  - Implantable Collamer Lens (ICL™)
- STAAR's business is Intraocular Lenses (IOLs)

Intraocular Lens (IOL)

Lens Placed within the Eye

Aphakic IOL

- **Replaces natural crystalline lens**
- **Cataract IOL**





Phakic IOL

- **Sits in front of natural crystalline lens**
- **Refractive ICL**





Surgical Refractive Correction Market

- Up to 1.5 billion nearsighted people worldwide
- 5 Million Refractive procedures WW by 2014
- 7.7 % CAGR
- LASIK challenged by economy and technology's limitations

Source: The Global Refractive Surgery Market by Market Scope November 2009

STAAR SURGICAL

Refractive ICL Competitive Landscape

- STAAR is the market leader in this segment
- Other players:
  - Ophtec (Anterior Phakic IOL)
    - In a few countries they may have a 20% share
    - AMO has marketed as distributor with little success
  - Alcon-Novartis (Anterior Phakic IOL)
    - CE Mark Approval in August 2008
    - Very little success in Europe
    - Seem to be struggling with FDA Approval
- LASIK is the Real Competition



Visian® ICL

- Implantable Collamer Lens better known as "the Implantable Contact Lens."
- Made from a proprietary material called Collamer allowing placement between the iris and natural lens
- Corrects myopia (nearsightedness) from 3 diopters to 15 diopters for patients ages of 21 to 45 in U.S.
- Toric ICL version corrects both myopia and astigmatism while the hyperopic version (HICL) corrects hyperopia (farsightedness). Available OUS

STAAR SURGICAL

Refractive Procedures

Laser Based | **Lens (ICL) Based**

LASIK





Visian ICL





STAAR SURGICAL



ICL vs. LASIK



- Small micro incision
- Adds a lens into the eye
- Permanent but removable
- Provides UV protection
- No dry eye
- 99% satisfied after five years with ICL

- Incision over 1 inch-long
- Burns material away
- Cannot be reversed
- No UV protection
- Potential dry eye
- High percent of enhancements

STAAR SURGICAL

Superior Data for Young Adults in the Military with Low Myopia

"Weapons Grade Vision"

UCVA	Fort Bragg*	Fort Hood*	Custom LASIK
20/10 or better	9%	4%	
20/15 or better	81%	78%	
20/20 or better	98%	100%	70-80%
Age	28	30	40
Myopic error	-7.1	-6.2	-4.3

*Eyes with pre-op cylinder of 1D or less.

STAAR SURGICAL

VISIAN ICL GROWTH DYNAMICS

- Approval in Japan of the Visian ICL in February
  - Submission of the Visian TICL filed
  - Actively responding to questions from PMDA on submission
  - Myopic error demographics makes the opportunity equal to U.S.
- Submission in U.S. of the Visian Toric ICL
  - Currently marketed in 45 countries
  - Response filed to FDA and request for a face to face meeting
- TICL is 31% percent and 41% of dollars in 45 markets

Toric ICL Clinical Data

- 77% of eyes post-op Uncorrected Visual Acuity was the same or better than the Best Corrected Visual Acuity pre-op
  - With Visian Toric ICL they saw the same or better than their best day with glasses or contacts
- 47% of the eyes saw BETTER with Visian Toric ICL than their best day with glasses or contacts

New ICL CE Mark Approval

May 2010

- Expands treatment range on both Visian ICL (myopia) and HICL (hyperopia)
  - Adds -0.5 D to -2.75 D for low myopes
  - Adds +0.5D to +2.75 D for low hyperopes
  - Both expansions approved in quarter diopter steps
  - Can be used as LASIK enhancement
- Visian Toric ICL range expanded
  - Up to 6 D treatments for the entire range
- New Visian Hyperopic Toric ICL
- Trained sales team, ESCRS Introduction and September shipments

Visian ICL Grows Despite Economy

Top Ten Refractive Markets

Market	09 Procedures	07 Procedures	09 ICL Growth	ICL Share
U.S.	786,000	1,417,000	Flat	1%
China	724,000	650,000	+37%	.3%
Japan	427,000	439,000*	(17%)	.1%
Spain	141,000	180,000	+1%	3%
India	128,000	120,000	+79%	2%
Italy	119,000	135,000	+21%	.3%
S. Korea	111,000	135,000	+87%	11%
Germany	110,000	125,000	(1%)	.8%
U.K.	110,000	82,000	(7%)	.2%
France	75,000	85,000	+82%	.6%
	2,731,000	3,368,000		

•10% ICL market penetration equals $200M at 85% to 90% GM

•* Estimate as Market Scope did not account for key laser centers in 2007.

Source: The Global Refractive Surgery Market by Market Scope November 2009

STAAR SURGICAL

Worldwide Cataract Market
“Large and Growing”

- $3.1 billion Worldwide Cataract IOL market in 2014
  - 8.2% CAGR
- U.S. Market is $1.1 billion in 2014
  - 8.7% CAGR
- Driven by innovation / improved outcomes / aging population

Source: The Global IOL Market by Market Scope June 2009

STAAR SURGICAL

Cataract IOL Competitive Landscape

- 15 million global units in 2009 growing by 3.8% per year to 2014
- The Big Three Global IOL share leaders
  - Alcon (Novartis) 54%
  - AMO (Abbott) 16%
  - B&L (Private) 10%
- STAAR goal: the fastest growing in target markets
  - 9% share in Japan, 3% share in U.S., target markets
- Other players: Hoya, Kowa, Lenstec, Rayner, and Zeiss

Source: The Global IOL Market by Market Scope June 2009

STAAR SURGICAL

STAAR Cataract IOLs



Collamer Afinity Aspheric Three Piece (NTIOL)



Collamer nanoFLEX Aspheric (NTIOL)



Silicone Toric Plate (Premium Channel)



Silicone Aspheric Three Piece (NTIOL)

Preloaded Proprietary IOLs

- Acrylic
- Silicone





STAAR SURGICAL

Unique Collamer Material

- Proprietary hydrophilic material produces superior quality of vision
- 40% water content produces:
  - Less internal reflectance (reduces glare and halo) compared to all other materials
  - Induces fewer higher order aberrations
- Free from glistenings
- Patent protection until 2015
- Preliminary data demonstrates "accommodation" potential

STAAR SURGICAL

Cataract IOL Types

U.S. Market Landscape

Standard Channel

- Standard IOLs are reimbursed by CMS at $150 to $200 (NTIOL)
- Current aspheric
- ASP is about $130
- Good distance vision results but need for glasses at near and intermediate distances

Premium Channel

- Premium IOLs are reimbursed by CMS as standard plus the surgeon can charge the patient additional sum
- Toric, Multifocal, Accommodating IOLs
- ASP is about $855
- Expected to grow 20% GAGR to 600,000 procedures or $460M

Source: The Global Market for Presbyopia-Correcting Surgery by Market Scope March 2010

STAAR SURGICAL

Global Premium IOL Channel

- "This rapidly developing market is still in its infancy with 2009 revenues of $265M."
- 380k procedures grow to 3.8M in 2020
- Provides good near, intermediate and distance vision results
- Surgeons charge as much as $3,000 or $4,000 per eye
- Surgeons and patients motivated

Source: The Global Market for Presbyopia-Correcting Surgery by Market Scope March 2010

STAAR SURGICAL

CAST

"Collamer Accommodating Study Team"

- Clinical observations: Collamer provides some accommodation or better visual results
- Inherent property of the material??
- Collamer Accommodating Study Team
  - Eight leading ophthalmic surgeons
- Team given same reading tools to measure near and intermediate vision

STAAR SURGICAL

CAST Results

- All cataract patients see very good at distant.



- Usually need some reading glasses
  - nanoFLEX SUPERIOR to all Standard IOLs



- Usually need glasses for laptop
  - nanoFLEX SUPERIOR to ALL IOLs, both Standard and Premium



STAAR SURGICAL

Next Steps For CAST

CAST II

- Clinical protocol using the current nanoFLEX IOL
- Goal: confirm CAST findings in rigid clinical trial
- Bi-lateral 125 patients with 9 to 12 month follow
- Potential new NTIOL class
- At a minimum new marketing data for nanoFLEX

CAST III

- Clinical protocol with a few design changes in nanoFLEX
- Goal: obtain clinical results allowing for less spectacle dependence label
- Label would create product for premium channel : $800 to $1,200/lens

What's the Value for Potential Accommodating Technology?

- 2008 B&L acquires Eyeonics IOL technology for $300M plus $95M and one more earn out year
  - Sales at about $35M in 2007
  - Sales in 2009 about $70M
- 2009 Abbott acquires Visiogen IOL technology for $400M plus
  - Not yet FDA approved
- Market Scope Global PCIOL Market Estimates
  - Grow from $265M in 09 to $1.1B in 2015

Source: The Global Market for Presbyopia-Correcting Surgery by Market Scope March 2010

STAAR SURGICAL

2010 Second Quarter

Comparison to Q2 2009

	Q2 2010	Q2 2009	Delta
Revenue	$13,639	$13,158	+4%/+7%
Gross Profit Dollars	$ 8,679	$ 7,971	+9%
Gross Profit %	63.6%	60.6%	+300bps
Adj. Operating Expenses	$8,778*	$8,988	(2%)
Operating Loss	($99)	($1,017)	+83%
Adj. Net income, Con't Ops	($661)**	($1,369)	+52%

*Excludes $700k non-cash executive severance accrual.

**Excludes $267k non-cash early extinguishment of debt and includes approximately $400k loss on Euro cash and AR.

First Half 2010

Comparison to First Half 2009

	Q2 2010	Q2 2009	Delta
Revenue	$27,417	$25,316	+8%/+11%
Gross Profit Dollars	$17,508	$15,626	+12%
Gross Profit Margin	63.9%	61.7%	+220bps
Adj. Operating Expenses	$17,531*	$18,506	(5%)
Operating Loss	($23)	($2,880)	+99%
Adj. net income, Con't Ops	($1,297)**	($3,598)***	+64%

*Excludes $700k non-cash executive severance accrual

**Excludes $267k non-cash early extinguishment of debt and includes over $400k loss on cash and AR in Euros.

***Excludes $4.2M gain from discontinued operation.

Continuing Financial Improvements

Gross Margin and Operating Expense Ratios


80%
70%
60%
50%
40%
30%
20%
10%
0%
Q1/07
Q2/07
Q3/07
Q4/07
Q1/08
Q2/08
Q3/08
Q4/08
Q1/09
Q2/09
Q3/09
Q4/09
Q1/10
Q2/10
GM %
OpExp%

2010 Key Metric Report Card

	Q1	Q2	Q3	Q4	2009
Double Digit Revenue growth in ICL and IOL	↑	↓			
Gross Margin mid 60%	↑	↑			
Progress toward profitability	↑	↑			
Cash from operations	↓	↑			
Improve balance sheet	↑	↑			

STAAR Balance Sheet

- **Company Essentially Debt Free by Q2 Actions:**
  - Paid $6.8 Million to retire 1.7 million shares of preferred stock ($4 per share)
  - Paid $4 Million for litigation settlement
  - Paid $5.3 Million to retire Broadwood note early
  - Only a working line of credit in Japan
- **$128M in NOLs (Worth $1 a share)**
- 34.9 million shares of common stock outstanding

The STAAR Transition

2007 to 2010

- Culture to "live on what we earn" vs. "raise more cash"
  - Operating Expense Ratio from 75% to 61%
  - 2009 generated cash from operations (7 years)
  - Q1 2010 generated operating income (10 years)
- Product Rationalization
  - Focus on higher gross margin opportunities
    - NTIOL status in U.S. and CAST
    - New ICL lines CE approved for September shipments
  - Gross Margin from 48% to 64%
- Culture to "grow the business" vs. "sell the business"
  - Strategic Vision with Strategic Plan in Process
- Work from a Strong Balance Sheet
  - Retired debt and Preferred Shares early

STAAR SURGICAL

STAAR Near Term Catalysts

- FDA Approval and launch of Visian Toric ICL
- Increased cash flow from operations
- Profitability
- IOL profitable growth in targeted markets
- Visian ICL growth in Japan (Feb approval)
- European launch of new Visian ICL models
- Japan PMDA Approval of Visian Toric ICL
- CAST II clinical results for Cataract IOLs

STAAR Investment Considerations

- Two Large Market Opportunities
- Two Differentiated Product Lines
- Strong Barriers to Enter
- Strong Balance Sheet
- Generating Growth and Expected Profitability in 2010